FOR IMMEDIATE RELEASE

Poly Appoints Warren Schlichting as Executive Vice President, Chief Operating Officer

Seasoned Telecommunications Leader Brings More than Twenty Years of Growth-Oriented Experience and a Strong Track Record of Transformative, Operational Excellence

SANTA CRUZ, Calif., - June 14, 2021 - Poly (NYSE: POLY) today announced the appointment of Warren Schlichting as its Executive Vice President, Chief Operating Officer (COO), effective June 14, 2021. Mr. Schlichting joins Poly as the company’s first COO under Poly President and CEO, Dave Shull. Schlichting will oversee product and services business units, product and alliance marketing, corporate strategy and business development. He will also serve as executive sponsor of Poly’s Low Carbon Solutions pillar under the company’s Corporate Social Responsibility work to reduce emissions.

“Warren is a proven leader, experienced in both creating value and managing significant change,” said Dave Shull, President and Chief Executive Officer, Poly. “We’ve been clear that Poly is transforming and focused on growth, and a big part of that is making certain we operate at a level that matches our ambitions. We already have strong business unit general managers and functional leaders in place, so we expect that Warren will ensure that our business units have the resources and support they need, expand our investments in software and solutions, and elevate our strategic alliance partnerships.”

“The way people and businesses around the globe connect and communicate has changed,” said Mr. Schlichting, “Poly has the services and tools they need to do it. There’s a world-class team at Poly, and I’m looking forward to supporting the company on its path to growth.”

About Warren Schlichting

Warren Schlichting is currently an advisor to Progress Partners, a Boston investment bank focused on media & technology. Prior to his work with Progress, Schlichting spent much of the past four years as the Group President of Sling TV, implementing a total business transformation, revamping Sling’s approach to product management and modernizing its software development process. He brought the company to profitability, greenlit the popular “Slingers” marketing campaign, and formed long-term, strategic partnerships with Google, Microsoft and Facebook among others.

Schlichting joined DISH, the parent company of Sling, in late 2011. While at DISH he launched the large scale monetization of the company’s data via addressable advertising, regularly negotiated multi-billion dollar content partnerships with the major video conglomerates, and overhauled DISH’s brand positioning and marketing campaigns.

Prior to joining DISH, Schlichting held leadership positions at Comcast, and was the CEO of Hiwire, a Los Angeles-based Internet ad technology start-up. He also spent six years as CEO of Yucatan Foods, a venture he co-founded and recently sold. Schlichting began his career with Morgan Stanley in their M&A group and worked at the William E. Simon private equity group.

Mr. Schlichting holds an A.B. Degree with Honors from Harvard University.

About Poly
Poly (NYSE: POLY) creates premium audio and video products so you can have your best meeting -- anywhere, anytime, every time. Our headsets, video and audio-conferencing products, desk phones, analytics software and services are beautifully designed and engineered to connect people with incredible clarity. They're pro-grade, easy to use and work seamlessly with all the best video and audio conferencing services. With Poly (Plantronics, Inc. – formerly Plantronics and Polycom), you'll do more than just show up, you'll stand out. For more information visit www.Poly.com.

Poly, the propeller design, and the Poly logo are trademarks of Plantronics, Inc. All other trademarks are the property of their respective owners.

Forward Looking Statements Safe Harbor
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to our intentions, beliefs, projections, outlook, analyses or current expectations that are subject to many risks and uncertainties. Such forward-looking statements and the associated risks and uncertainties include, but are not limited to: (i) our beliefs with respect to our leadership team’s ability to create significant value, manage chage, and drive revenue growth necessary to transform Poly’s business; (ii) our expectations that we will have the necessary resources and support needed to expand our investments in new growth iniatives, including expanding our investments in software and other solutions; (ii) our expectations regarding growth objectives related to our strategic initiatives designed to expand our product and service offerings, including our expectations related to building strategic alliances and key partnerships with providers of collaboration tools and platforms to drive revenue growth and market share; (iii) our beliefs with respect to the length and severity of the COVID-19 (coronavirus) outbreak, and its impact across our businesses, our operations and global supply chain, including (a) our expectations that the virus has caused, and will continue to cause, a shift to a hybrid work environment and that the elevated demand we have experienced in certain product lines, including our Enterprise Headsets and Video devices, will continue over the long term, (b) our belief that we will continue to experience increased customer and partner demand in collaboration endpoints, and that we will be able to design new product offerings to meet the change in demand due to a global hybrid work environment, (c) our expectations related to our Voice product lines, as well as our services attachment rate for such products, which have been, and may continue to be, negatively impacted as companies have delayed returning their workforces to offices in many countries due to the continued impact of COVID-19; and (d) the impact of the virus on our distribution partners, resellers, end-user customers and our production facilities, including our ability to obtain alternative sources of supply if our production facility or other suppliers are impacted by future shutdowns; (iv) our expectations for new products launches, the timing of their releases and their expected impact on future growth and on our existing products, and our belief that our product management and personal device services, including Poly Lens and/or Poly+, will drive growth and profitability for both us and our partners through the sale of our product, services and solutions; (v) our expectations related to global supply chain disruptions, including our belief that shortages of key components, including semiconductor chips, have impacted companies worldwide both within and outside of our industry, and that we will continue to experience a shortage of adequate component supply, including integrated circuits and manufacturing capacity, long lead times for raw materials and components, increased costs, increased purchase commitments and a delay in our ability to fulfill orders, which has had, and may continue to have, an adverse impact on our business and operating results; (vi) expectations related to our ability to fulfill the backlog generated by supply constraints and to timely supply the number of products to fulfill current and future customer demand; (vii) risks associated with our dependence on manufacturing operations conducted in our own facility in Tijuana, Mexico and through contract manufacturers, original design manufacturers, and suppliers to manufacture our products, to timely obtain sufficient quantities of materials, as well as finished products of acceptable quality, at acceptable prices, and in the quantities necessary for us to meet critical schedules for the delivery of our own products and services and fulfill our anticipated customer demand; (viii) risks associated with our ability to secure critical components from sole source suppliers or identify alternative suppliers and/or buy component parts on the open market or completed goods in quantities sufficient to meet our requirements on a timely basis, affecting our ability to deliver products and services to our customers; (ix) our belief that consolidations of suppliers has occurred, and may continue to occur, which may negatively impact our ability to access certain parts and may result in higher prices which will impact our gross margins; (x) risks related to increased cost of goods sold, including increased freight and other costs associated with expediting shipment and delivery of high-

demand products to key markets in order to meet customer demand; (xi) continued uncertainty and potential impact on future quarters if sourcing constraints continue and/or price volatility occurs, which could continue to negatively affect our profitability and/or market share; (xii) the impact if global or regional economic conditions deteriorate further, on our customers and/or partners, including increased demand for pricing accommodations, delayed payments, delayed deployment plans, insolvency or other issues which may increase credit losses; (xiii) risks related to restrictions or delays in global return to worksites as a result of COVID-19, which continues to impact our employees and our customers worldwide, which has negatively impacted our voice product lines, and restricted customer engagement; (xiv) expectations related to our ability to supply products in a timely manner to satisfy perishable demand; (xv) expectations related to our customers’ purchasing decisions and our ability to pivot quickly enough and/or match product production to demand, particularly given long lead times and the difficulty of forecasting unit volumes and acquiring the component parts and materials to meet demand without having excess inventory or incurring cancellation charges; (xvi) risks associated with significant and/or abrupt changes in product demand which increases the complexity of management’s evaluation of potential excess or obsolete inventory; (xvii) risks associated with the bankruptcy or financial weakness of distributors or key customers, or the bankruptcy of or reduction in capacity of our key suppliers; (xviii) expectations related to our Services segment revenues, particularly as we introduce new generation, less complex, product solutions, or as companies shift from on premises to work from home options for their workforce, which have resulted and may continue to result in decreased demand for our professional, installation and/or managed service offerings; (xix) expectations that our current cash on hand, additional cash generated from operations, together with sources of cash through our credit facility, either alone or in combination with our election to suspend our dividend payments, will meet our liquidity needs; (xx) expectations relating to our ability to generate sufficient cash flow from operations to meet our debt covenants, and timely repay all principal and interest amounts drawn under our credit facility as they become due; (xxi) risks associated with our channel partners’ sales reporting, product inventories and product sell through since we sell a significant amount of products to channel partners who maintain their own inventory of our products; (xxii) expectations related to our efforts to drive sales and sustainable profitable revenue growth, to improve our profitability and cash flow, and accelerate debt reduction and de-levering; (xxiii) risks associated with forecasting sales and procurement demands, which are inherently difficult, particularly with continuing uncertainty in regional and global economic conditions; (xxiv) our expectations regarding our ability to control costs, streamline operations and successfully implement our various cost-reduction activities and realize anticipated cost savings under such cost-reduction initiatives; (xxv) expectations relating to our earnings guidance, particularly as economic uncertainty, including, without limitation, uncertainty related to the continued impact of COVID-19, the current constraints in our ability to source key components for our products, continued uncertainty in the macro-economic climate and other external factors, puts further pressure on management judgments used to develop forward-looking financial guidance and other prospective financial information; (xxvi) expectations related to GAAP and non-GAAP financial results for the first quarter and full Fiscal Year 2022, including net revenues, adjusted EBITDA, tax rates, intangibles amortization, diluted weighted average shares outstanding and diluted EPS, in addition to other matters discussed in this press release that are not purely historical data. Such forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements.

For more information concerning these and other possible risks, please refer to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 18, 2021 and other filings with the Securities and Exchange Commission, as well as recent press releases. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

INVESTOR CONTACT:
Mike Iburg
Vice President, Investor Relations
(831) 458-7533

MEDIA CONTACT:
Edie Kissko
Vice President, Corporate Communications
(213) 369-3719